15

                           EXHIBIT 99

                        INDEX OF EXHIBITS
                    INCLUDED HERIN, FORM 10-Q
                        NOVEMBER 28, 1997
                                                     SEQUENTIAL
EXHIBIT                                                 PAGE
NUMBER              DESCRIPTION                        NUMBER
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--

11    Statement re computation of per share earnings    13

27    Financial Data Schedule                           14